UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2010

[Missing Graphic Reference] BMX DEVELOPMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)
[Missing Graphic Reference]

FLORIDA	20-2089854
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

19720 Jetton Road, 3rd Floor
Cornelius, North Carolina 28031
(Address of principal executive offices)

704-892-8733
(Issuer's telephone number)

[Missing Graphic Reference]
 Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2 Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
None
Signatures

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2010, BMX Development Corporation, (the “Registrant” or “BMXD”) entered into an Agreement by and among the Registrant and Apollo Energy Systems, Inc. Pursuant to the Agreement, BMXD was appointed as an Apollo Distributor for the new Silver Volt II, Lead Cobalt Batteries and Alkaline Fuel Cells for the United States. BMXD will attempt to sell the cars through distributors, dealers, and fleet owners. The cars will be provided to BMXD via the assembler, Viridian Motor Corporation.

The term of the Agreement is for one year, renewable from year to year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

None

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMX Development Corporation

DATED: February 8, 2010	By:	/s/ Mike Bongiovanni
Mike Bongiovanni, President